SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 30, 2002

                                J2 COMMUNICATIONS
             (Exact name of registrant as specified in its charter)

                                   California
                 (State or other jurisdiction of incorporation)

                               0-15284 95-4053296
           (Commission File No.) (I.R.S. Employer Identification No.)

                        10850 Wilshire Blvd., Suite 1000
                              Los Angeles, CA 90024
                    (Address of principal executive officer)


                                 (310) 474-5252
              (Registrant's telephone number, including area code)

          _______________________Not Applicable________________________
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                                TABLE OF CONTENTS

         Item 5.  Other Events and Regulation FD Disclosures

         Item 7.  Financial Statements and Exhibits

SIGNATURES

Exhibit 99.1

Item 5.  Other Events and Regulation FD Disclosures

This Current Report on Form 8-K is being filed to report the event described in the press release attached hereto as Exhibit 99.1 and incorporated by reference.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits.

              Exhibit No.                Description
              -----------    ------------------------------------------
                99.1            Press Release, dated July 29, 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: July 30, 2002                  J2 COMMUNICATIONS



                                      By: /s/ James P. Jimirro
                                          -------------------------------------
                                          James P. Jimirro
                                          President and CEO